                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                              ------------------



                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 1996


                     MEDICAL RESOURCE COMPANIES OF AMERICA
                     -------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          NEVADA                      0-8187                75-2399477
------------------------------     -----------          ------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)




       4265 KELLWAY CIRCLE,  ADDISON,  TEXAS          75244
       -------------------------------------       ----------
       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (214)  407-8400
                                                   ----------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

  On February 9, 1996 Medical Resource Companies of America "(The Company)" sold it's wholly owned subsidiary American Mobility, Inc. "(AMI)" along with AMI's subsidiaries Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. to Innovative Health Services, Inc. "(IHS)" an non reporting company. The sales price was $4,300,000 which was comprised of a $2 million note and $2,300,000 of Class "A" convertible preferred stock of IHS. The price and terms of the sale were determined through arms length negotiations between the parties.

  The $2 million note bears interest at the prime rate plus 1% and is payable quarterly. The note calls for annual principal payments equal to a percentage of IHS' earnings with a final payment due on February 9, 2001. The preferred stock has a cumulative dividend rate of 8% per annum payable quarterly. The preferred stock has no voting rights unless dividends are in arrears. After three years under certain circumstances, the Company can convert the preferred stock into common stock of IHS a price of 75% of the prevailing market price at the time of conversion.

The Company will record a gain of $750,000 on the sale of AMI.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            Not Applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not Applicable


ITEM 5.  OTHER EVENTS.

            Not Applicable


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a)       Not applicable.

  (b)    Pro-forma balance sheet for September 30, 1995
         Pro-forma Statement of Operations for 1994 and the nine months ended September 30, 1995.

  (c)    Exhibits

            1 - Contract of sale



ITEM 8 CHANGE IN FISCAL YEAR.

            Not Applicable

                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MEDICAL RESOURCE COMPANIES
                                       OF AMERICA


Dated: February 21, 1996                By:  Gene S. Bertcher
                                             -----------------------
                                      Name:  Gene S. Bertcher
                                     Title:  Chief Financial Officer

                     MEDICAL RESOURCE COMPANIES OF AMERICA



ITEM #7 (b)
-----------


Pro Forma Balance Sheet and Statement of Operations
                 (Unaudited)



  The following pro forma balance sheet as of September 30, 1995 and Statement of Operations For the Year Ended December 31, 1994 and the Nine Months Ended September 30, 1995 give effect to the disposition of American Mobility, Inc. along with it's wholly owned subsidiaries, Odyssey Mobility, Inc., Aviation Mobility, Inc. and Alpha Mobility, Inc. These statements should be read in conjunction with the separate financial statements and notes thereto of the company. They are not necessarily indicative of the results of operations of the company as it may be in the future or as it might have been had the assets been sold prior to the periods indicated.

                    Medical Resource Companies of America
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1995
                            (Amounts in thousands)
                                 (Unaudited)


                                                          Disposition
                                       As Previously      Of American        Consolidated
                                          Reported       Mobility, Inc         Proforma
     ASSETS

CURRENT ASSETS
  Cash                                        10,567            (253)  (1)        10,314
  Accounts receivable
        Trade                                    884            (149)  (1)           735
        Due from affiliates                      181                                 181
        Other                                  1,190                               1,190
  Supplies                                       342            (342)  (1)             0
  Other                                        1,200             (55)  (1)         1,145
          Total current assets                14,364            (799)             13,565
                                       ---------------------------------------------------

REAL ESTATE                                    3,158                               3,158

INVESTMENT IN SECURITIES, AT COST              1,780            2300   (2)          4080

 NOTES RECEIVABLE                              6,870            2000   (2)          8870

PROPERTY AND EQUIPMENT
  Buildings and improvements                     767                                 767
  Furniture, fixtures and equipment            2,299          (2,134)  (1)           165
  Construction in progress                       122                                 122
  Land                                           100                                 100
  Less accumulated depreciation
         & amortization                       (1,317)           1081   (1)          (236)
                                       ---------------------------------------------------
                                               1,971          (1,053)                918

OTHER ASSETS
  Goodwill                                     1,281          (1,281)  (1)             0
  Other                                          752            (565)  (1)           187
                                       ---------------------------------------------------
                                               2,033          (1,846)                187

                                              30,176             602              30,778
                                       ===================================================

  LIABILITIES AND STOCKHOLDERS EQUITY

  CURRENT LIABILITIES
  Accounts payable                               630             (97)  (1)           533
  Accrued expenses                             1,355              (1)  (1)          1354
  Other                                          107             (54)  (1)            53
  Current maturities of long-term
      obligations                                 71                                  71
                                       ---------------------------------------------------
                                               2,163            (152)               2011

DEFERRED GAIN                                  3,083                                3083

LONG-TERM DEBT, less current maturities          904                                 904

STOCKHOLDERS EQUITY                           24,026             754   (3)         24780
                                       ---------------------------------------------------
                                              30,176             602              30,778
                                       ===================================================


                     Medical Resource Companies of America
                Pro Forma Consolidated Statement of Operations
                     For the Year Ended December 31, 1994
                                  (unaudited)
                            (Amounts in thousands)

                                                                    As          Less
                                                                Previously    Operations
                                                                 Reported     of American                   Consolidated
                                                               Consolidated  Mobility, Inc.   Adjustments     Pro forma
REVENUE
Sales and rentals of mobility products                            2,011        (2,011)                               0
  Long-term care facilities
    operating revenue                                             7,939                                          7,939
  Real estate operating revenue                                   2,029                                          2,029
  Gain on sales of assets                                         4,633                                          4,633
  Interest and dividends                                            418                        344 (4)             762
                                                                -------------------------------------------------------
                                                                 17,030        (2,011)         344              15,363

EXPENSES
  Cost of mobility products sales and rentals                     1,636        (1,636)                               0
  Long-term care facilities
    operating expenses                                            5,059                                          5,059
  Real estate operating expense                                   1,486                                          1,486
  General and administrative                                      4,942          (907)                           4,035
  Interest                                                        2,979                                          2,979
                                                                -------------------------------------------------------
                                                                 16,102        (2,543)           0              13,559
                                                                -------------------------------------------------------

       Earnings from continuing operations
             before income taxes                                    928           532          344               1,804

Income tax expense (benefit)                                         57                                             57
                                                                -------------------------------------------------------
       Earnings from continuing operations                          871           532          344               1,747
                                                                =======================================================
Earnings per share from continuing
        Operations                                                 $0.15        $0.10        $0.05               $0.30

Weighted average number of common and
     equivalent shares outstanding                                 3,551                                         3,551


                     Medical Resource Companies of America
                Pro Forma Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1995
                                  (unaudited)
                            (Amounts in thousands)

                                                                            Less
                                                   As Previously         Operations
                                                     Reported           of American                         Consolidated
                                                   Consolidated        Mobility, Inc.    Adjustments          Pro forma

REVENUE
  Sales and rentals of mobility                        1,659                (1,659)                                  0
  products
  Long-term care facilities
    operating revenue                                    552                                                       552
  Real estate operating revenue                          521                                                       521
  Gain on sales of assets                              7,043                                                     7,043
  Interest and dividends                                 966                                 258 (4)             1,224
  Other                                                   14
                                                   --------------------------------------------------------------------
                                                      10,755                (1,659)          258                 9,354

EXPENSES
  Cost of mobility products sales and                  1,275                (1,275)                                  0
  rentals
  Long-term care facilities
    operating expenses                                   318                                                       318
  Real estate operating expense                          270                                                       270
  General and administrative                           2,371                  (381)                              1,990
  Interest                                               179                                                       179
                                                   --------------------------------------------------------------------
                                                       4,413                (1,656)            0                 2,757
                                                   --------------------------------------------------------------------

     Earnings from continuing operations
           before income taxes                          6342                    (3)          258                 6,597

Income tax expense (benefit)                           2,152                                                     2,152
                                                   --------------------------------------------------------------------

     Earnings from continuing operations               4,190                    (3)          258                 4,445
                                                   ====================================================================
Earnings per share from continuing
     operations                                        $1.15                 $0.00         $0.10                 $1.25

Weighted average number of common and
     equivalent shares outstanding                     3,678                                                     3,678


     Medical Resource Companies of America
     Notes to Pro Forma Financial Statements
     September 30, 1995
     (Unaudited)


The pro forma balance sheet has been prepared as though the disposition occured on September 30, 1995, and the Statements of Operations have been prepared as though the disposition took place as of the beginning of the periods presented. The disposition will result in a gain of $754,000 which has not been reflected in the pro forma statements of operations. The pro forma adjustments included in the accompanying statements are as follows:

      (1) To reflect the reduction of assets and liabilities

      (2) To record the proceeds received on the sale

      (3) To record the gain on the sale

      (4) To record the interest and dividend income that would have been received had the transaction occured at the beginning of the periods presented.

      (5) Earnings per share and outstanding share amounts have been adjusted to reflect a 5 for 1 reverse split which was effective December 1, 1995